UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 9, 2003


                                     0-13063
                            (Commission File Number)


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                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                        81-0422894
      (State of Incorporation)                              (IRS Employer
                                                         Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


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ITEM 5.  Other Events.

      In a Current Report on Form 8-K filed on January 24, 2003, Scientific Games Corporation (the "Company") reported that its indirect subsidiary, Scientific Games International, Inc. ("SGI"), acquired 8,616,738 shares of common stock of MDI Entertainment, Inc. ("MDI") on January 9, 2003 through a tender offer for $1.60 per share in cash, and completed, on January 17, 2003, a merger in which MDI became a wholly owned subsidiary of SGI.

      The Company has determined that historical financial statements of MDI and pro forma financial information giving effect to the acquisition of MDI are not required to be filed by amendment to the Form 8-K filed on January 24, 2003.




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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SCIENTIFIC GAMES CORPORATION




                                       By: /s/ DeWayne E. Laird
                                          --------------------------------
                                          Name:  DeWayne E. Laird
                                          Title: Vice President and Chief
                                                 Financial Officer

Dated:  March 25, 2003



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